Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of Li-Cycle Holdings Corp., an Ontario corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), a Post-Effective Amendment No. 1 (the “Post-Effective Amendment No. 1”) on Form S-3 to the registration statement on Form F-3 (Registration No. 333-267419), which was declared effective by the SEC on September 23, 2022 (together with the Post-Effective Amendment No. 1, the “Resale Registration Statement”) and a registration statement on Form S-3 in order to register under the Securities Act various equity and debt securities of the Company (the “Primary Registration Statement” and together with the Resale Registration Statement, the “Registration Statements”), hereby constitute and appoint Ajay Kochhar, Debbie Simpson and Carl DeLuca, and each of them singly, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign, or cause to be signed electronically the Registration Statements and any and all amendments (including the Post-Effective Amendment No. 1 and any other post-effective amendments) to the Registration Statements, and any subsequent registration statement filed by the registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitutes, may lawfully do or cause to be done by virtue hereof.

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IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 8th day of March, 2024.

/s/ Tim Johnston
Name:	Tim Johnston
Title:	Co-Founder and Executive Chair

[Signature Page to Power of Attorney]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of Li-Cycle Holdings Corp., an Ontario corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), a Post-Effective Amendment No. 1 (the “Post-Effective Amendment No. 1”) on Form S-3 to the registration statement on Form F-3 (Registration No. 333-267419), which was declared effective by the SEC on September 23, 2022 (together with the Post-Effective Amendment No. 1, the “Resale Registration Statement”) and a registration statement on Form S-3 in order to register under the Securities Act various equity and debt securities of the Company (the “Primary Registration Statement” and together with the Resale Registration Statement, the “Registration Statements”), hereby constitute and appoint Ajay Kochhar, Debbie Simpson and Carl DeLuca, and each of them singly, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign, or cause to be signed electronically the Registration Statements and any and all amendments (including the Post-Effective Amendment No. 1 and any other post-effective amendments) to the Registration Statements, and any subsequent registration statement filed by the registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitutes, may lawfully do or cause to be done by virtue hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 8th day of March, 2024.

/s/ Mark Wellings
Name:	Mark Wellings
Title:	Non-Executive Director

[Signature Page to Power of Attorney]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of Li-Cycle Holdings Corp., an Ontario corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), a Post-Effective Amendment No. 1 (the “Post-Effective Amendment No. 1”) on Form S-3 to the registration statement on Form F-3 (Registration No. 333-267419), which was declared effective by the SEC on September 23, 2022 (together with the Post-Effective Amendment No. 1, the “Resale Registration Statement”) and a registration statement on Form S-3 in order to register under the Securities Act various equity and debt securities of the Company (the “Primary Registration Statement” and together with the Resale Registration Statement, the “Registration Statements”), hereby constitute and appoint Ajay Kochhar, Debbie Simpson and Carl DeLuca, and each of them singly, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign, or cause to be signed electronically the Registration Statements and any and all amendments (including the Post-Effective Amendment No. 1 and any other post-effective amendments) to the Registration Statements, and any subsequent registration statement filed by the registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitutes, may lawfully do or cause to be done by virtue hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 13th day of March, 2024.

/s/ Scott Prochazka
Name:	Scott Prochazka
Title:	Non-Executive Director

[Signature Page to Power of Attorney]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of Li-Cycle Holdings Corp., an Ontario corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), a Post-Effective Amendment No. 1 (the “Post-Effective Amendment No. 1”) on Form S-3 to the registration statement on Form F-3 (Registration No. 333-267419), which was declared effective by the SEC on September 23, 2022 (together with the Post-Effective Amendment No. 1, the “Resale Registration Statement”) and a registration statement on Form S-3 in order to register under the Securities Act various equity and debt securities of the Company (the “Primary Registration Statement” and together with the Resale Registration Statement, the “Registration Statements”), hereby constitute and appoint Ajay Kochhar, Debbie Simpson and Carl DeLuca, and each of them singly, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign, or cause to be signed electronically the Registration Statements and any and all amendments (including the Post-Effective Amendment No. 1 and any other post-effective amendments) to the Registration Statements, and any subsequent registration statement filed by the registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitutes, may lawfully do or cause to be done by virtue hereof.

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IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 10th day of March, 2024.

/s/ Anthony Tse
Name:	Anthony Tse
Title:	Non-Executive Director

[Signature Page to Power of Attorney]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of Li-Cycle Holdings Corp., an Ontario corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), a Post-Effective Amendment No. 1 (the “Post-Effective Amendment No. 1”) on Form S-3 to the registration statement on Form F-3 (Registration No. 333-267419), which was declared effective by the SEC on September 23, 2022 (together with the Post-Effective Amendment No. 1, the “Resale Registration Statement”) and a registration statement on Form S-3 in order to register under the Securities Act various equity and debt securities of the Company (the “Primary Registration Statement” and together with the Resale Registration Statement, the “Registration Statements”), hereby constitute and appoint Ajay Kochhar, Debbie Simpson and Carl DeLuca, and each of them singly, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign, or cause to be signed electronically the Registration Statements and any and all amendments (including the Post-Effective Amendment No. 1 and any other post-effective amendments) to the Registration Statements, and any subsequent registration statement filed by the registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitutes, may lawfully do or cause to be done by virtue hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 14th day of March, 2024.

/s/ Susan Alban
Name:	Susan Alban
Title:	Non-Executive Director

[Signature Page to Power of Attorney]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of Li-Cycle Holdings Corp., an Ontario corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), a Post-Effective Amendment No. 1 (the “Post-Effective Amendment No. 1”) on Form S-3 to the registration statement on Form F-3 (Registration No. 333-267419), which was declared effective by the SEC on September 23, 2022 (together with the Post-Effective Amendment No. 1, the “Resale Registration Statement”) and a registration statement on Form S-3 in order to register under the Securities Act various equity and debt securities of the Company (the “Primary Registration Statement” and together with the Resale Registration Statement, the “Registration Statements”), hereby constitute and appoint Ajay Kochhar, Debbie Simpson and Carl DeLuca, and each of them singly, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign, or cause to be signed electronically the Registration Statements and any and all amendments (including the Post-Effective Amendment No. 1 and any other post-effective amendments) to the Registration Statements, and any subsequent registration statement filed by the registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitutes, may lawfully do or cause to be done by virtue hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 14th day of March, 2024.

/s/ Jacqueline Dedo
Name:	Jacqueline Dedo
Title:	Non-Executive Director

[Signature Page to Power of Attorney]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of Li-Cycle Holdings Corp., an Ontario corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), a Post-Effective Amendment No. 1 (the “Post-Effective Amendment No. 1”) on Form S-3 to the registration statement on Form F-3 (Registration No. 333-267419), which was declared effective by the SEC on September 23, 2022 (together with the Post-Effective Amendment No. 1, the “Resale Registration Statement”) and a registration statement on Form S-3 in order to register under the Securities Act various equity and debt securities of the Company (the “Primary Registration Statement” and together with the Resale Registration Statement, the “Registration Statements”), hereby constitute and appoint Ajay Kochhar, Debbie Simpson and Carl DeLuca, and each of them singly, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign, or cause to be signed electronically the Registration Statements and any and all amendments (including the Post-Effective Amendment No. 1 and any other post-effective amendments) to the Registration Statements, and any subsequent registration statement filed by the registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitutes, may lawfully do or cause to be done by virtue hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 8th day of March, 2024.

/s/ Diane Pearse
Name:	Diane Pearse
Title:	Non-Executive Director

[Signature Page to Power of Attorney]

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned director of Li-Cycle Holdings Corp., an Ontario corporation (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), a Post-Effective Amendment No. 1 (the “Post-Effective Amendment No. 1”) on Form S-3 to the registration statement on Form F-3 (Registration No. 333-267419), which was declared effective by the SEC on September 23, 2022 (together with the Post-Effective Amendment No. 1, the “Resale Registration Statement”) and a registration statement on Form S-3 in order to register under the Securities Act various equity and debt securities of the Company (the “Primary Registration Statement” and together with the Resale Registration Statement, the “Registration Statements”), hereby constitute and appoint Ajay Kochhar, Debbie Simpson and Carl DeLuca, and each of them singly, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign, or cause to be signed electronically the Registration Statements and any and all amendments (including the Post-Effective Amendment No. 1 and any other post-effective amendments) to the Registration Statements, and any subsequent registration statement filed by the registrant pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitutes, may lawfully do or cause to be done by virtue hereof.

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IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 11th day of March, 2024.

/s/ Kunal Sinha
Name:	Kunal Sinha
Title:	Non-Executive Director

[Signature Page to Power of Attorney]